Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick, Chairman & CEO
April 19, 2022, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Robust Loan and Net Income Growth

Fairfax, Virginia – April 19, 2022 - MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported robust net income for the first quarter of 2022, said it is positioned favorably for rising interest rates, and previewed business developments at its Avenu™ Banking-as-a-Service (BaaS) subsidiary.

Net income totaled $5.4 million for three months ended March 31, 2022. Net interest income totaled $15.2 million in the first quarter and is 13% higher than the year-earlier period. Reduced funding costs and an increase in short-term rates propelled the net interest margin higher by 50 basis points to 3.91% as of March 31, versus 3.41% a year earlier.  The Company’s efficiency ratio remains solid at 55%. Total assets reached $1.75 billion in the first quarter, a 6.3% increase from a year earlier.

Quarterly results represent:

•	11.59% return on average equity
•	1.32% return on average assets
•	$0.64 earnings per share of common stock (basic and diluted)
•	$21.12 per common share book value

“MainStreet Bancshares Inc. began 2022 on a strong note, with solid growth in income and increased earnings per share,” said Jeff W. Dick, Chairman and CEO of both the Bank and the Company. “More than 70% of our loans are designed to reprice as the Federal Reserve implements plans to push interest rates higher over the coming year. These upward adjustments should continue to reflect positively on the bottom line.”

The loan portfolio grew 5.3% in first quarter of 2022, and commercial loan originations totaling $111 million were added to the balance sheet. Asset quality remains pristine, as the Company had zero non-performing assets as of quarter ended March 31, 2022.  Non-interest-bearing deposits represent 36% of the $1.4 billion in total deposits, and 73% of total deposits are core deposits.

“MainStreet Bank has built strong relationships across a diverse business community and maintained a consistent focus on efficiency, yielding steady deposit and loan growth,” said Abdul Hersiburane, president of MainStreet Bank. “We serve a vibrant business community across the Metropolitan Washington region, consisting of organizations that demand the nimble, technology-forward response that MainStreet Bank excels at delivering.”

Avenu™

Avenu™, a division of MainStreet Bank, which provides Banking-as-a-Service (BaaS), continued to generate significant customer interest as additional fintechs lined up to get in the queue for our proprietary software solution. We are currently onboarding our initial beta customer with an anticipated go-live date in the fourth quarter of 2022.

“Our focus is to help fintechs manage risk and meet compliance obligations as they accept and facilitate payments, and there is no cutting corners on this important work,” said Todd Youngren, President of Avenu™. “Over time, as we move through the beta stage, we anticipate that onboarding will be streamlined into a 60-day process.”

Youngren noted that at the end of the first quarter, Avenu™ had 10 fintechs queued up at various stages of progress, including four that have indicated they intend to move forward as soon as the beta process is complete. These prospects include entities that serve the domestic needs of foreign nationals and entities that serve the education and nonprofit industries.

In addition to serving fintechs, Avenu™ has a robust array of existing customers that include payment processors and money service businesses. These relationships have been integral in identifying the needs and services that fintechs need banks to provide in order to have successful partnerships. These relationships provide additional non-interest income and a strong source of low-cost deposits that can be integrated into the Bank’s traditional source of income generation, net interest margin. As a benchmark, Youngren noted, Avenu™ is favorably impacting profitability, with its customers providing $61 million in non-interest bearing deposits and $253,000 in non-interest income in the first quarter.

Refer to our press release on October 25, 2021, for additional information on Avenu™’s proprietary solution. If you are a fintech looking to add payments and deposits to your solution, go to Avenu.bank and join the queue today.

ABOUT MAINSTREET BANK:  MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington D.C.  MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.  We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands, except share data)

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
ASSETS
Cash and cash equivalents
Cash and due from banks	$63,986	$61,827	$67,992	$120,121	$118,399
Federal funds sold	37,756	31,372	65,725	56,164	51,598
Total cash and cash equivalents	101,742	93,199	133,717	176,285	169,997
Investment securities available for sale, at fair value	123,802	99,913	171,603	165,791	180,028
Investment securities held to maturity, at carrying value	18,769	20,349	21,148	21,181	21,449
Restricted equity securities, at cost	17,209	15,609	9,972	9,994	9,642
Loans, net of allowance for loan losses of $12,500, $11,697, $11,428, $11,133, and $13,215, respectively	1,413,238	1,341,760	1,246,331	1,256,436	1,299,169
Premises and equipment, net	14,833	14,863	14,795	13,929	13,975
Other real estate owned, net	—	775	1,158	1,158	1,180
Accrued interest and other receivables	6,980	7,701	4,718	8,752	9,349
Computer software, net of amortization	3,906	2,493	1,165	—	—
Bank owned life insurance	36,492	36,241	35,987	35,736	25,518
Other assets	24,777	14,499	16,605	18,433	12,722
Total Assets	$1,761,748	$1,647,402	$1,657,199	$1,707,695	$1,743,029
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$514,160	$530,678	$475,157	$486,001	$492,463
Interest bearing DDA deposits	76,286	69,232	63,622	68,028	69,180
Savings and NOW deposits	81,817	85,175	79,556	72,353	72,259
Money market deposits	301,842	267,730	310,776	310,303	342,468
Time deposits	460,839	459,148	485,255	528,247	561,772
Total deposits	1,434,944	1,411,963	1,414,366	1,464,932	1,538,142
Federal Home Loan Bank advances and other borrowings	40,000	—	—	—	—
Subordinated debt	71,955	29,294	40,635	40,576	14,841
Other liabilities	26,053	17,357	18,169	22,559	17,868
Total Liabilities	1,572,952	1,458,614	1,473,170	1,528,067	1,570,851
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,642	29,466	29,462	29,446	29,437
Capital surplus	66,798	67,668	67,152	66,667	66,233
Retained earnings	68,691	64,194	59,920	55,676	49,090
Accumulated other comprehensive income (loss)	(3,598)	197	232	576	155
Total Stockholders’ Equity	188,796	188,788	184,029	179,628	172,178
Total Liabilities and Stockholders’ Equity	$1,761,748	$1,647,402	$1,657,199	$1,707,695	$1,743,029

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	March 31, 2022	March 31, 2021	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
INTEREST INCOME:
Interest and fees on loans	$16,685	$15,792	$16,685	$15,532	$15,162	$15,257	$15,792
Interest on investment securities
Taxable securities	357	260	357	327	318	332	260
Tax-exempt securities	272	270	272	283	267	265	270
Interest on federal funds sold	34	15	34	61	38	20	15
Total interest income	17,348	16,337	17,348	16,203	15,785	15,874	16,337
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	65	55	65	59	60	55	55
Interest on savings and NOW deposits	37	42	37	38	38	47	42
Interest on money market deposits	119	277	119	127	148	220	277
Interest on time deposits	1,431	2,250	1,431	1,574	1,795	1,994	2,250
Interest on Federal Home Loan Bank advances and other borrowings	31	—	31	—	—	—	—
Interest on subordinated debt	468	238	468	539	541	567	238
Total interest expense	2,151	2,862	2,151	2,337	2,582	2,883	2,862
Net interest income	15,197	13,475	15,197	13,866	13,203	12,991	13,475
Provision for (recovery of) loan losses	800	320	800	295	290	(2,080)	320
Net interest income after provision for (recovery of) loan losses	14,397	13,155	14,397	13,571	12,913	15,071	13,155
NON-INTEREST INCOME:
Deposit account service charges	611	539	611	624	642	621	539
Bank owned life insurance income	251	177	251	253	252	218	177
Loan swap fee income	—	—	—	83	—	—	—
Net gain on held-to-maturity securities	—	3	—	3	—	—	3
Net gain (loss) on sale of loans	43	344	43	413	(40)	130	344
Other fee income	257	383	257	247	632	586	383
Total other income	1,162	1,446	1,162	1,623	1,486	1,555	1,446
NON-INTEREST EXPENSES:
Salaries and employee benefits	5,548	4,767	5,548	5,029	4,847	4,663	4,767
Furniture and equipment expenses	657	526	657	726	716	500	526
Advertising and marketing	406	275	406	450	438	402	275
Occupancy expenses	341	306	341	449	399	387	306
Outside services	368	336	368	485	292	280	336
Administrative expenses	210	150	210	192	202	141	150
Other operating expenses	1,433	1,449	1,433	1,389	1,567	1,500	1,449
Total other expenses	8,963	7,809	8,963	8,720	8,461	7,873	7,809
Income before income tax expense	6,596	6,792	6,596	6,474	5,938	8,753	6,792
Income tax expense	1,173	1,342	1,173	1,660	1,155	1,627	1,342
Net Income	5,423	5,450	5,423	4,814	4,783	7,126	5,450
Preferred stock dividends	539	539	539	539	539	539	539
Net income available to common shareholders	$4,884	$4,911	$4,884	$4,275	$4,244	$6,587	$4,911
Net income per common share, basic and diluted	$0.64	$0.65	$0.64	$0.56	$0.56	$0.87	$0.65
Weighted average number of common shares, basic and diluted	7,647,519	7,523,547	7,647,519	7,595,062	7,571,214	7,546,452	7,523,547

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	March 31, 2022		December 31, 2021		March 31, 2021		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$344,605	24.1%	$337,173	24.8%	$327,393	24.8%	2.2%	5.3%
Residential real estate loans	367,138	25.7%	300,389	22.1%	181,649	13.8%	22.2%	102.1%
Commercial real estate loans	588,004	41.1%	534,188	39.3%	499,134	37.8%	10.1%	17.8%
Commercial industrial loans - Other	92,408	6.5%	105,675	7.8%	92,680	7.0%	-12.6%	-0.3%
Commercial industrial loans - PPP Loans	18,776	1.3%	58,339	4.3%	179,835	13.6%	-67.8%	-89.6%
Consumer loans	19,711	1.3%	23,171	1.7%	39,563	3.0%	-14.9%	-50.2%
Total Gross Loans	$1,430,642	100.0%	$1,358,935	100.0%	$1,320,254	100.0%	5.3%	8.4%
Less: Allowance for loan losses	(12,500)		(11,697)		(13,215)
Net deferred loan fees	(4,904)		(5,478)		(7,870)
Net Loans	$1,413,238		$1,341,760		$1,299,169
DEPOSITS:
Non-interest bearing demand deposits	$514,160	35.8%	$530,678	37.6%	$492,463	32.0%	-3.1%	4.4%
Interest-bearing demand deposits:
Demand deposits	76,286	5.3%	69,232	4.9%	69,180	4.5%	10.2%	10.3%
Savings and NOW deposits	81,817	5.7%	85,175	6.0%	72,259	4.7%	-3.9%	13.2%
Money market accounts	301,842	21.0%	267,730	19.0%	342,468	22.3%	12.7%	-11.9%
Certificates of deposit $250,000 or more	292,978	20.4%	285,395	20.2%	287,154	18.7%	2.7%	2.0%
Certificates of deposit less than $250,000	167,861	11.8%	173,753	12.3%	274,618	17.8%	-3.4%	-38.9%
Total Deposits	$1,434,944	100.0%	$1,411,963	100.0%	$1,538,142	100.0%	1.6%	-6.7%
BORROWINGS:
Federal Home Loan Bank advances	40,000	35.7%	—	0.0%	—	0.0%	0.0%	#DIV/0 !
Subordinated debt	71,955	64.3%	29,294	100.0%	14,841	100.0%	145.6%	384.8%
Total Borrowings	$111,955	100.0%	$29,294	100.0%	$14,841	100.0%	282.2%	654.4%
Total Deposits and Borrowings	$1,546,899		$1,441,257		$1,552,983		7.3%	-0.4%

Core customer funding sources (1)	$1,135,503	73.4%	$1,108,177	76.9%	$1,159,207	74.6%	2.5%	-2.0%
Brokered and listing service sources (2)	299,441	19.4%	303,786	21.1%	378,935	24.4%	-1.4%	-21.0%
Federal Home Loan Bank advances	40,000	2.6%	—	—	—	—	100.0%	100.0%
Subordinated debt (3)	71,955	4.6%	29,294	2.0%	14,841	1.0%	145.6%	384.8%
Total Funding Sources	$1,546,899	100.0%	$1,441,257	100.0%	$1,552,983	100.0%	7.3%	-0.4%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended March 31, 2022			For the three months ended March 31, 2021
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,377,723	$16,685	4.91%	$1,319,542	$15,792	4.85%
Investment securities	112,958	629	2.26%	89,868	530	2.39%
Federal funds and interest-bearing deposits	83,754	34	0.16%	193,755	15	0.03%
Total interest earning assets	$1,574,435	$17,348	4.47%	$1,603,165	$16,337	4.13%
Other assets	88,386			70,727
Total assets	$1,662,821			$1,673,892
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$70,403	$65	0.37%	$68,593	$55	0.33%
Savings and NOW deposits	82,758	37	0.18%	69,993	42	0.24%
Money market deposit accounts	267,905	119	0.18%	412,554	277	0.27%
Time deposits	456,782	1,431	1.27%	479,136	2,250	1.90%
Total interest-bearing deposits	$877,848	$1,652	0.76%	$1,030,276	$2,624	1.03%
Federal funds purchased	1	—	—	—	—	—
Subordinated debt	43,995	468	4.31%	14,838	238	6.51%
FHLB borrowings	37,167	31	0.34%	—	—	—
Total interest-bearing liabilities	$959,011	$2,151	0.91%	$1,045,114	$2,862	1.11%
Demand deposits and other liabilities	514,101			458,051
Total liabilities	$1,473,112			$1,503,165
Stockholders’ Equity	189,709			170,727
Total Liabilities and Stockholders’ Equity	$1,662,821			$1,673,892
Interest Rate Spread			3.56%			3.02%
Net Interest Income		$15,197			$13,475
Net Interest Margin			3.91%			3.41%
Net Interest Margin, excluding PPP loans(4)			3.65%			3.20%

(1)	Includes loans classified as non-accrual
(2)

Includes average PPP balances of $39.1 million, related interest income of approximately $98,000, and $1.3 million in PPP fees recognized for the three months ended March 31, 2022. Includes average PPP balances of $154.2 million, related interest income of approximately $386,000, and $1.6 million in PPP fees recognized for the three months ended March 31, 2021

(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended
	March 31,
	2022	2021
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.64	$0.65
Book value per common share	$21.12	$19.26
Tangible book value per common share(2)	$20.61	$19.26
Weighted average common shares (basic and diluted)	7,647,519	7,523,547
Common shares outstanding at end of period	7,648,973	7,544,365
Performance Ratios
Return on average assets (annualized)	1.32%	1.32%
Return on average assets, excluding impact of PPP loans (annualized)(2)	1.01%	0.91%
Return on average equity (annualized)	11.59%	12.95%
Return on average common equity (annualized)	12.19%	13.88%
Yield on earning assets (annualized)	4.47%	4.13%
Cost of interest bearing liabilities (annualized)	0.91%	1.11%
Net interest spread	3.56%	3.02%
Net interest margin (annualized)	3.91%	3.41%
Net interest margin, excluding PPP loans (annualized)(2)	3.65%	3.20%
Noninterest income as a percentage of average assets (annualized)	0.28%	0.35%
Noninterest expense to average assets (annualized)	2.19%	1.89%
Efficiency ratio(3)	54.79%	52.34%
Asset Quality
Commercial real estate loans to total capital (4)	370.64%	374.54%
Construction loans to total capital (5)	136.19%	167.92%
Loans 30-89 days past due to total gross loans	0.00%	0.07%
Loans 90 days past due to total gross loans	0.00%	0.00%
Non-accrual loans to total gross loans	0.00%	0.01%
Other real estate owned	$—	$1,180
Non-performing assets	$—	$1,329
Non-performing assets to total assets	0.00%	0.08%
Non-performing assets to total assets, excluding PPP loans(2)	0.00%	0.09%
Allowance for loan losses to total gross loans	0.87%	1.00%
Allowance for loan losses to total loans, excluding PPP loans(2)	0.89%	1.16%
Allowance for loan losses to non-performing assets	0.00%	9.94
Net loan recoveries	$(3)	$(18)
Net charge-offs (recoveries) to average gross loans (annualized)	0.00%	(0.01)%
Net charge-offs (recoveries) to average gross loans, excluding PPP loans (annualized)(2)	0.00%	(0.01)%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.44%	15.43%
Tier 1 risk-based capital ratio	15.63%	14.38%
Leverage ratio	14.47%	10.83%
Common equity tier 1 ratio	15.63%	14.38%
Other information
Closing stock price	$24.31	$20.76
Equity / assets	10.72%	9.88%
Equity / assets, excluding PPP loans(2)	10.83%	11.01%
Average equity / average assets	11.41%	10.20%
Average equity / average assets, less average PPP loans(2)	11.68%	11.23%
Number of full time equivalent employees	141	125
# Full service branch offices	6	7

(1)	Regulatory capital ratios as of March 31, 2022 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended March 31,
	2022	2021
Paycheck Protection Program adjustment impact
Loans held for investment (GAAP)	$1,430,642	$1,320,254
Less: PPP loans	18,776	179,835
Loans held for investment, excluding PPP (non-GAAP)	$1,411,866	$1,140,419

Average loans held for investment (GAAP)	$1,377,723	$1,319,542
Less: Average PPP loans	39,096	154,233
Average loans held for investment, excluding PPP (non-GAAP)	$1,338,627	$1,165,309

	For the three months ended March 31,
	2022	2021
Net interest margin adjustment
Net interest income (GAAP)	$15,197	$13,475
Less: PPP fees recognized	1,264	1,642
Less: PPP interest income earned	98	386
Net interest income, excluding PPP income (non-GAAP)	13,835	11,447

Average interest earning assets (GAAP)	1,574,435	1,603,165
Less: average PPP loans	39,096	154,233
Average interest earning assets, excluding PPP (non-GAAP)	1,535,339	1,448,932

Net interest margin (GAAP)	3.91%	3.41%
Net interest margin, excluding PPP (non-GAAP)	3.65%	3.20%

	For the three months ended March 31,
	2022	2021
Total asset adjustment
Total assets (GAAP)	$1,761,748	$1,743,029
Less: PPP loans	18,776	179,835
Total assets, excluding PPP loans (non-GAAP)	1,742,972	1,563,194

Total equity (GAAP)	188,796	172,178
Equity / assets, excluding PPP loans (non-GAAP)	10.83%	11.01%

Average asset adjustment
Average assets (GAAP)	1,662,821	1,673,892
Less: average PPP loans	39,096	154,233
Total average assets, excluding average PPP loans	1,623,725	1,519,659

Total average equity (GAAP)	189,709	170,727
Average equity / average assets, excluding average PPP loans (non-GAAP)	11.68%	11.23%

	For the three months ended March 31,
	2022	2021
Return on Average Assets, adjusted
Net income (GAAP)	$5,423	$5,450
Less: PPP fees recognized	1,264	1,642
Less: PPP interest income earned	98	386
Net income, excluding PPP income (non-GAAP)	4,061	3,422

Average total assets	1,662,821	1,673,892
Less: average PPP loans	39,096	154,233
Average total assets, excluding PPP (non-GAAP)	1,623,725	1,519,659
Return on average assets, excluding PPP (non-GAAP)	1.01%	0.91%

	For the three months ended March 31,
	2022	2021
Nonperforming Assets to total assets, adjusted
Total nonperforming assets (GAAP)	$—	$1,329

Total assets (GAAP)	1,761,748	1,743,029
Less: PPP loans	18,776	179,835
Total assets, excluding PPP loans (non-GAAP)	1,742,972	1,563,194
Nonperforming assets to total assets, excluding PPP loans (non-GAAP)	0.00%	0.09%

	For the three months ended March 31,
	2022	2021
Allowance for loan losses, adjusted
Allowance for loan losses (GAAP)	$12,500	$13,215

Total gross loans (GAAP)	1,430,642	1,320,254
Less: PPP loans	18,776	179,835
Total gross loans, excluding PPP loans (non-GAAP)	1,411,866	1,140,419
Allowance for loan losses to total loans, excluding PPP (non-GAAP)	0.89%	1.16%

	For the three months ended March 31,
	2022	2021
Net charge-offs to average loans, adjusted
Total net recoveries (GAAP)	$(3)	(18)

Total average gross loans (GAAP)	1,377,723	1,319,542
Less: average PPP loans	39,096	154,233
Total average gross loans, excluding PPP loans (non-GAAP)	1,338,627	1,165,309
Net recoveries to average gross loans, excluding PPP (annualized) (non-GAAP)	0.00%	(0.01)%

	For the three months ended March 31,
	2022	2021
Stockholders equity, adjusted
Total stockholders equity	$188,796	$172,178
Less: preferred stock	(27,263)	(27,263)
Total common stockholders equity	161,533	144,915
Less: intangible assets	3,906	—
Tangible common stockholders equity	157,627	144,915

Shares outstanding	7,648,973	7,544,365
Tangible book value per common share	$20.61	$19.21